UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

QLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)		92656 (Zip Code)

Registrant’s telephone number, including area code: (949) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry Into a Material Definitive Agreement.

     On June 9, 2005, the Compensation Committee of the Board of Directors of QLogic Corporation, a Delaware corporation (the “Company”), recommended, and the Board of Directors of the Company approved, (i) the following changes to the base salaries of certain of the Named Executive Officers of the Company for the balance of fiscal year 2006; and (ii) bonuses for certain of the Named Executive Officers with respect to fiscal year 2005.

Name and Principal Position	FY2005 Bonus	FY2006 Base Salary
Denis Maynard, Sr. Vice President	$193,439	$325,000
Michael Knudsen, Sr. Vice President	$171,879	(1)
Anthony J. Massetti, Vice President and Chief Financial Officer	$126,089	$275,000

     (1) Mr. Knudsen resigned from the Company after the end of fiscal year 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
June 14, 2005	/s/ Anthony J. Massetti
Anthony J. Massetti
Vice President and Chief Financial Officer